UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2006
(Date of earliest event reported)

PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, California 94105
(Address of principal executive offices, zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California 94177
(Address of principal executive offices, zip code)

(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information included in Exhibit 99 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

On September 5-7, 2006, members of PG&E Corporation’s management will participate in the Lehman Brothers CEO Energy/Power Conference in New York, N.Y. at which the presentation attached hereto as Exhibit 99 will be used.

Exhibit 99 attached to this report contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2006 and 2007 earnings per share from operations, as well as forecasted capital expenditures, rate base growth, and targeted average annual growth rate for earnings per share from operations over the 2006-2010 time period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that the settlement agreement reached among parties in Pacific Gas and Electric Company's (Utility) 2007 General Rate Case (GRC) proceeding is approved by the California Public Utilities Commission (CPUC) and that the Utility earns its authorized rate of return on equity of 11.35% on forecasted rate base amounts. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;

•	How the Utility manages its responsibility to procure electric capacity and energy for its customers;

•	The adequacy and price of natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;

•
The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;

•
Whether the Utility is able to recognize the benefits expected to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;

•
The outcome of proceedings pending at the Federal Energy Regulatory Commission (FERC) and the CPUC, including the Utility’s 2007 GRC and the Utility’s application for approval of new long-term generation resource commitments;

•
How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;

•	The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;

•	Increased municipalization and other forms of bypass in the Utility’s service territory; and

•	Other factors discussed in PG&E Corporation's SEC reports.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99	PG&E Corporation presentation slides used at the Lehman Brothers CEO Energy/Power Conference in New York, N.Y. held on September 5-7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: September 5, 2006	By:	/s/ Linda Y. H. Cheng
LINDA Y. H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: September 5, 2006	By:	/s/ Linda Y. H. Cheng
LINDA Y. H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99	PG&E Corporation presentation slides used at the Lehman Brothers CEO Energy/Power Conference in New York, N.Y. held on September 5-7, 2006